THE AUSTRIA FUND

ALLIANCE CAPITAL


ANNUAL REPORT
AUGUST 31, 1999




LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

October 29, 1999

Dear Shareholder:

This report contains investment results and market commentary for The Austria Fund (the "Fund") for the annual reporting period ended August 31, 1999.

INVESTMENT RESULTS
The following table provides performance for the Fund and its benchmark, the Austrian Traded Index 50 ("ATX 50"), for the three-, six- and 12-month periods ended August 31, 1999. The Fund continues to outperform its benchmark as a result of its relative focus on growth stocks in the technology and internet sectors.

INVESTMENT RESULTS*
Periods Ended August 31, 1999

                                          TOTAL RETURNS

                              3 MONTHS       6 MONTHS      12 MONTHS
                              --------       --------      ---------
THE AUSTRIA FUND                4.28%          2.74%         11.60%

AUSTRIAN TRADED INDEX 50
  ("ATX 50")                    4.23%         -0.11%         -3.77%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF AUGUST 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE AUSTRIAN TRADED INDEX 50 ("ATX 50") IS A CAPITALIZATION-WEIGHTED INDEX OF 50 AUSTRIAN STOCKS LISTED ON THE VIENNA STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET COMMENTARY
The Austrian stock market has continued to trade in a narrow range during the period under review. Investors have been sidelined over concerns regarding the general election held earlier this month. Anxiety focused on the rapid progress made by the Freedom Party (led by Jorge Haider) in the run up to the poll. The result has indeed confirmed fears that this far-right-wing party may indeed participate in a forthcoming coalition government, thereby breaking more than 20 years of socialist/conservative coalition governments. Although we believe that the presence of the Freedom Party is unlikely to change Austria's current macro-economic and social policies, it is likely to prove far more difficult to restructure the overblown social services budget in the face of Mr. Haider's declared intention to maintain social welfare benefits. Probably most important, however, will be the reaction of Austria's European Union partners to the Freedom Party's participation in Austria's government. We believe that although most of Europe will undoubtedly be concerned over the poll result, little action will be taken as long as the Chancellorship remains in the hands of one of the other parties. Overall, we feel the election result is indeed unfortunate for the country and harms its prospects of playing a more significant role in the new Europe. We are hopeful that the result will prove a watershed in terms of popularity for the far right.

Austria's macro-economic performance continues to improve. Many observers' forecasts are now being increased for the year 2000, where the consensus now anticipates growth of approximately 3% for the year. At the same time, prospects for inflation remain subdued. 1999 is likely to see an inflation rate of less than 1% for the year, and we do not foresee any significant upturn for 2000.

Certainly, Austria's future growth and inflation performance should come in above the European averages. Although domestic debt levels remain fairly extended, we believe that higher growth should increase tax revenues and allow the overall debt burden facing the Austrian economy to decline.

The stock market has also been affected by some negative earnings surprises from major Austrian companies. Most of these disappointments appear to have only specific company impact and are not reflective of a broader softening in the climate for profitability. Overall corporate earnings growth this year is now likely to be negative. However, the outlook for 2000 has improved to the extent that we now believe earnings per share should increase by at least 25%. We anticipate that this rapid profit improvement will focus further interest on the equity market over the next six months. Austrian equities trade at the cheapest valuation level in Europe on both a price-to-cash-flow and price-to-earnings basis. We are optimistic that a background of rising profitability, coupled with both greater visibility and the ability of


1


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

companies to restructure their balance sheets by buying back equity, can provide a very attractive proposition for investors.

PORTFOLIO OUTLOOK
Your Fund remains broadly and fully invested with a focus on companies in the technology and consumer sectors that display higher than average growth characteristics. We are confident that many of these "early stage" growth companies will prove to have exciting futures, and your Fund's portfolio is designed to take advantage of these opportunities.

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market and your Fund's investment results in coming periods.

Sincerely,


Dave H. Williams
Chairman and President


Mark H. Breedon
Vice President


2


TEN LARGEST HOLDINGS
AUGUST 31, 1999                                                THE AUSTRIA FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Bank Austria AG                               $14,356,450            15.9%
Uproar, Ltd.                                    9,650,328            10.7
Do & Co Restaurants &
  Catering AG                                   5,611,758             6.2
OMV AG                                          4,923,096             5.5
SEZ Holdings AG                                 4,729,797             5.3
EVN AG                                          4,197,025             4.7
Schoeller-Bleckmann Oilfield
  Equipment AG                                  3,999,807             4.4
Voest-Alpine Stahl AG                           3,923,620             4.4
Erste Bank Der Oesterreichischen
  Sparkassen AG                                 3,852,592             4.3
VA Technologie AG                               3,534,221             3.9
                                              $58,778,694            65.3%


3


PORTFOLIO OF INVESTMENTS
AUGUST 31, 1999                                                THE AUSTRIA FUND
_______________________________________________________________________________



COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMMON STOCKS-97.6%
TECHNOLOGY-29.0%
COMMUNICATION EQUIPMENT-0.5%
Scotty Transport Corp. AG (a)(b)                  1,453      $   461,232

COMPUTER SERVICES-3.1%
IT Development Corp. (b)                         13,012        2,753,730

COMPUTER SOFTWARE-17.6%
Beko Holding AG (b)                              30,000        1,320,571
Fabasoft AG (b)(c)                               35,800          729,224
S & T System Integration & Technology
  Distribution AG (b)                            15,945        1,341,340
Scala Business Solutions
  NV (Netherlands) (b)                          420,000        2,893,194
Uproar, Ltd.                                    480,000        9,650,328
                                                             ------------
                                                              15,934,657

SEMI-CONDUCTOR COMPONENTS-5.3%
SEZ Holdings AG (Switzerland) (d)                15,000        4,729,797

MISCELLANEOUS TECHNOLOGY-2.5%
Austria Technologie &
  Systemtechnik AG (b)                           50,000        1,534,317
Smart Fibres (a)(b)(e)                           24,300          723,950
                                                             ------------
                                                               2,258,267
                                                             ------------
                                                              26,137,683

FINANCIAL SERVICES-22.6%
BANKING-20.2%
Bank Austria AG (f)                             270,000       14,356,450
Erste Bank Der Oesterreichischen
  Sparkassen AG                                  69,350        3,852,592
                                                             ------------
                                                              18,209,042

INSURANCE-2.4%
Generali Holding Vienna AG                       12,562        2,153,382
                                                             ------------
                                                              20,362,424

CONSUMER PRODUCTS & SERVICES-16.9%
AIRLINES-3.9%
Austrian Airlines Oesterreichische
  Luftverkehrs AG                                50,000        1,166,610
Flughafen Wien AG                                59,800        2,369,738
                                                             ------------
                                                               3,536,348

ENTERTAINMENT & LEISURE-0.6%
Premier Telesports, Ltd.
  (Cyprus) (a)(b)                                69,000          584,099

FOOD & BEVERAGES-3.2%
Oesterreichische Brau-Beteiligungs AG            30,000        1,371,362
Brau-Union Goess-Reinighaus-
  Oesterreichische Brau AG                       30,000        1,442,788
                                                             ------------
                                                               2,814,150

RESTAURANTS AND LODGING-6.2%
Do & Co Restaurants & Catering AG               102,998        5,611,758

TOBACCO-3.0%
Austria Tabakwerke AG                            50,000        2,730,027
                                                             ------------
                                                              15,276,382

CAPITAL GOODS-11.3%
ENGINEERING & CONSTRUCTION-6.9%
Palfinger AG (b)                                120,000        2,638,603
VA Technologie AG                                40,000        3,534,221
                                                             ------------
                                                               6,172,824


4


                                                               THE AUSTRIA FUND
_______________________________________________________________________________




                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)        U.S. $ VALUE
-------------------------------------------------------------------------

MACHINERY-4.4%
Schoeller-Bleckmann
  Oilfield Equipment AG                          60,000      $ 3,999,807
                                                             ------------
                                                              10,172,631

ENERGY-5.5%
OIL-5.5%
OMV AG                                           49,000        4,923,096

UTILITIES-4.7%
ELECTRIC & GAS-4.7%
EVN AG                                           29,800        4,197,025

BASIC INDUSTRY-4.4%
MINING AND METALS-4.4%
Voest-Alpine Stahl AG                           120,000        3,923,620

CONSUMER MANUFACTURING-3.2%
BUILDING AND RELATED-3.2%
Weinberger Baustoffindustrie AG                 120,000        2,855,735

Total Common Stocks
  (cost $82,370,764)                                          87,848,596

TIME DEPOSIT-0.2%
Bank of Scotland
  5.50% 9/01/99
  (cost $200,000)                                  $200          200,000

TOTAL INVESTMENTS-97.8%
  (cost $82,570,764)                                          88,048,596
Other assets less liabilities-2.2%                             1,976,400

NET ASSETS-100.0%                                           $ 90,024,996


(a)  Illiquid security, valued at fair value. (See Note A)

(b)  Non-income producing security.

(c)  Restricted and illiquid security, valued at fair value. (See Notes A & E)

(d)  Swiss Franc denominated security.

(e)  British Pound denominated security.

(f)  Security represents investment in an affiliate.

     See notes to financial statements


5


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999                                                THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $82,570,764)        $88,048,596
  Cash                                                                5,050
  Foreign cash, at value (cost $389,131)                            385,273
  Receivable for investment securities sold                       1,897,290
  Foreign taxes and interest receivable                             153,000
  Prepaid expenses                                                    7,306
  Total assets                                                   90,496,515

LIABILITIES
  Management fee payable                                             76,616
  Sub-advisory fee payable                                           16,051
  Accrued expenses                                                  378,852
  Total liabilities                                                 471,519

NET ASSETS                                                      $90,024,996

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $    79,474
  Additional paid-in capital                                     82,772,904
  Accumulated net investment loss                                  (386,268)
  Accumulated net realized gain on investments and
    foreign currency transactions                                 2,064,899
  Net unrealized appreciation of investments and
    foreign currency denominated assets
    and liabilities                                               5,493,987
                                                                $90,024,996
NET ASSET VALUE PER SHARE (based on 7,947,357
  shares outstanding)                                                $11.33


See notes to financial statements.


6


STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1999                                     THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends - unaffiliated issuers (net of
    foreign taxes withheld of $178,343)            $ 1,135,565
  Dividends - affiliated issuers (net of
    foreign taxes withheld of $43,706)                 247,667
  Interest                                              30,184     $ 1,413,416

EXPENSES
  Management fee                                     1,005,217
  Sub-advisory fee                                     212,270
  Audit and legal                                      389,813
  Custodian                                            320,692
  Printing                                             225,879
  Directors' fees and expenses                         113,864
  Registration fee                                      46,548
  Transfer agency                                       18,350
  Miscellaneous                                          4,863
  Total expenses                                                     2,337,496
  Net investment loss                                                 (924,080)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions - unaffiliated issuers                              8,137,046
  Net realized gain on investment
    transactions - affiliated issuers                                  811,260
  Net realized loss on foreign currency
    transactions                                                      (229,042)
  Net change in unrealized appreciation of:
    Investments                                                     (1,782,835)
    Foreign currency denominated assets and
      liabilities                                                       (1,988)
  Net gain on investments and foreign
    currency transactions                                            6,934,441

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 6,010,361


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                             THE AUSTRIA FUND
_______________________________________________________________________________

                                               YEAR ENDED          YEAR ENDED
                                               AUGUST 31,          AUGUST 31,
                                                  1999                1998
                                             -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                        $   (924,080)       $     (44,256)
  Net realized gain on investments and
    foreign currency transactions               8,719,264           25,739,654
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities         (1,784,823)         (12,431,498)
  Net increase in net assets from
    operations                                  6,010,361           13,263,900

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Distributions in excess of net
    investment income                         (12,273,522)         (11,911,211)
  Net realized gain on investments and
    foreign currency transactions              (6,519,667)          (4,271,606)
  Total decrease                              (12,782,828)          (2,918,917)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (41,016,227)                  -0-
  Total decrease                              (53,799,055)          (2,918,917)

NET ASSETS
  Beginning of year                           143,824,051          146,742,968
  End of year                                $ 90,024,996        $ 143,824,051


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999                                                THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund, Inc. (the "Fund") was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Euro Dollar at August 31, 1999 was ECU .945 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distrib-


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

utions are determined in accordance with federal tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, distributions in excess of net investment income and a net operating loss, resulted in a decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment and foreign currency transactions and additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $325 during the year ended August 31, 1999.

Under a Sub-Advisory Agreement, the Fund will pay BAI Fondsberatung Ges.m.b.H. (the "Sub-Adviser") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended August 31, 1999 amounted to $242,059. Direct Brokerage Commission payments to Bank Austria and Creditanstalt Investment Bank Vienna, affiliates of the sub-adviser, were $0 and $15,620 respectively.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $25,186,670 and $87,750,209 respectively, for the year ended August 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 1999.

At August 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $15,097,072 and gross unrealized depreciation of investments was $9,619,240 resulting in net unrealized appreciation of $5,477,832 (excluding foreign currency transactions).

Currency and capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $386,268 for the year ended August 31, 1999. To the extent that any post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as


10


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund's custodian will place and maintain liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into.

At August 31, 1999, the Fund had no outstanding forward exchange currency contracts.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At August 31, 1999, 7,947,357 shares were outstanding. On November 2, 1998 the Fund initiated a share repurchase program. For the year ended August 31, 1999, 3,755,674 shares were repurchased at a cost of $41,016,227 representing 32.09% of the 11,703,031 shares outstanding at November 2, 1998. This cost includes $225,340 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period of November 2, 1998 to January 13, 1999 was 8.98%.


NOTE E: RESTRICTED SECURITY
                                            DATE ACQUIRED        U.S. $ COST
Fabasoft AG                                    6/4/99              712,085

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at August 31, 1999 was $729,224 representing 0.8% of total net assets.


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Austrian equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of market may further affect the Fund's investments.


11


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

NOTE G: SUBSEQUENT EVENT
On October 1, 1999, a purported class action complaint was filed in the U.S. District Court for the Southern District of New York against the Fund and certain of its Directors alleging that the defendants have breached duties to stockholders under the Investment Company Act of 1940 and Maryland law by, among other things, (i) adopting certain amendments to the Fund's Bylaws, including provisions increasing the percentage of the Fund's outstanding shares which stockholders must own to convene a special meeting of stockholders , fixing qualification requirements for future independent Directors, and vesting exclusive authority to amend the Bylaws with the Fund's Directors, (ii) expanding the size of the Board to allow the appointment to the vacancies of individuals who were defeated for reelection as Directors at the prior annual meeting of stockholders, and (iii) failing to take action to open-end the Fund. The principal relief sought by the plaintiff is that the Bylaw amendments complained of be declared null and void, that the defendants be ordered to take all appropriate steps to eliminate the Fund's market value discount and obstacles to stockholder exercise of voting rights, and that plaintiff be awarded his costs and attorneys' fees. The defendants believe that the allegations in the complaint are entirely without merit. While the ultimate outcome of this matter cannot be determined at this time, management of the Fund does not believe that the outcome of this action is likely to have a material adverse effect on the Fund's results of operations or financial position.


12


FINANCIAL HIGHLIGHTS                                           THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                               YEAR ENDED AUGUST 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.29       $12.54       $11.22        $9.99       $11.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.10) (a)      -0-         .01         (.02)          -0-
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .73         1.13         1.44         1.25         (.11)
Net increase (decrease) in net asset
  value from operations                          .63         1.13         1.45         1.23         (.11)
Realized gain due to repurchase program          .42           -0-          -0-          -0-          -0-

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.01)          -0-        (.02)
Distributions in excess of net
  investment income                            (1.31)       (1.02)        (.12)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                  (.70)        (.36)          -0-          -0-          -0-
Total dividends and distributions              (2.01)       (1.38)        (.13)          -0-        (.02)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-          -0-        (.86)
Offering costs charged to additional
  paid-in capital                                 -0-          -0-          -0-          -0-        (.05)
Total capital share transactions                  -0-          -0-          -0-          -0-        (.91)
Net asset value, end of year                  $11.33       $12.29       $12.54       $11.22        $9.99
Market value, end of year                      $9.00        $9.00        $9.56        $8.50        $8.25

TOTAL RETURN (B)
Total investment return based on:
  Market value                                 21.06%        6.38%       14.10%        3.03%      (21.51)%
  Net asset value                              11.60%       10.78%       13.35%       12.31%       (9.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $90,025     $143,824     $146,743     $131,333     $116,936
Ratio of expenses to average net assets         2.20%        1.68%        1.71%        1.83%        1.71%
Ratio of net investment income (loss)
  to average net assets                         (.87)%       (.03)%        .07%        (.15)%        .02%
Portfolio turnover rate                           24%          42%          19%          39%          27%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


13


REPORT OF INDEPENDENT ACCOUNTANTS                              THE AUSTRIA FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE AUSTRIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Austria Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 29, 1999



TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $14,597,767 of long term capital gain distributions during the fiscal year ended August 31, 1999.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended August 31, 1999 is $222,049. The gross foreign source income for information reporting purposes is $1,635,465.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


14


ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

A shareholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will only be effective for a distribution declared and having a record date of at least ten days after the date on which the election is received.

Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent on or before the dividend payment date may be made on the New York Stock Exchange (the "Exchange") or elsewhere at any time when the price plus estimated commissions of the Fund's Common Stock on the Exchange is lower than the Fund's most recently calculated net asset value per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the Exchange on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the Exchange or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus the commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below the net


15


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Agent by the participants. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.

YEAR 2000
Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as the year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year


16


ADDITIONAL INFORMATION (CONTINUED)                             THE AUSTRIA FUND
_______________________________________________________________________________

2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission critical and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers will not operate as intended and that the systems and applications of third-party providers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance that the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


17


                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
GARY A. BENTZ
RALPH W. BRADSHAW
JOHN D. CARIFA
WILLIAM A. CLARK
WILLIAM H. M. DE GELSEY
THOMAS G. LACHS (1)
DIPL. ING. HELLMUT LONGIN (1)
DIPL. ING. PETER MITTERBAUER (1)
PETER NOWAK (1)
RONALD G. OLIN
MAG. REINHARD ORTNER (1)
ANDRAS SIMOR (1)
DR. REBA W. WILLIAMS
DR. STEFAN K. ZAPOTOCKY

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of Americas
New York, NY 10036

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

     Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


18


THE AUSTRIA FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling 1-800-219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


THE AUSTRIA FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AUSAR899